FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 22, 2016 (July 18, 2016)

KEY LINK ASSETS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-190836	27-3439423
(Commission File Number)	(IRS Employer Identification No.)

633 17th Street, Suite 1700-A Denver, Colorado 80202
(Address of Principal Executive Offices)

(720) 449-7478
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

References to the years audited by our former auditor, LBB & Associates Ltd, LLP, and corresponding periods related to the disclosure of periods which the Company confirmed it had not consulted with its current auditor,, RBSM LLP, in the Registrant’s Current Report on Form 8-K filed with the Commission on July 22, 2016 have been corrected. The full text of Item 4.01 is included below in this Current Report on Form 8-K/A.

Item 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On July 18, 2016, (the “Dismissal Date”) Key Link Assets Corp., (the “Company”) Board of Directors dismissed LBB & Associates Ltd, LLP (“LBB”) as its independent registered public accounting firm. The report of LBB on the Company’s consolidated financial statements for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, and such report were not qualified or modified as to uncertainty, audit scope, or accounting principle, other than to indicate that there was substantial doubt as to the Company’s ability to continue as a going concern.

During the year ended December 31, 2015 and through the Dismissal Date, there have been no disagreements with LBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of LBB, would have caused them to make reference thereto in their report on the financial statements. During the year ended December 31, 2015 and through the Dismissal Date, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The Company provided a copy of the foregoing disclosures to LBB prior to the date of the filing of this Report and requested that LBB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

On July 18, 2016 (the “Engagement Date”), the Company engaged RBSM LLP (“RBSM”), as its new independent registered public accounting firm. The engagement of RBSM was approved by the Company’s Board of Directors on July 15, 2016. During the years ended December 31, 2015 and 2014 and through the Engagement Date, the Company did not consult with RBSM regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by RBSM, in either case where written or oral advice provided by RBSM would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and the former auditor, or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits.

16.1	Letter from LBB & Associates Ltd, LLP dated July 22, 2016 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2016

KEY LINK ASSETS CORP.

/s/ B. P. Allaire
By: B. P. Allaire
Chief Executive Officer